UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
__________________

August 7, 2008

CHINA MEDIA GROUP CORPORATION
(Exact Name of Registrant as Specified in Charter)

Texas	5813	75-3016844
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
1403 Wan Chai Commercial Center, 194-204 Johnston Road, Wanchai, Hong Kong	N/a
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	+011 852 3171 1208 (ext. 222)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

On August 3, 2008, the Company entered into a Letter Agreement with Tailor-Made Capital Ltd. (the "TMC") to terminate the Security Purchase Agreement entered into between the parties on December 12, 2007 (the "Purchase Agreement") and such Purchase Agreement shall become void and of no further force and effect. The Common Stock Purchase Warrants Agreements (the "Warrant Agreements") remains outstanding except for the warrant adjustment relating to i) conversion of convertible debentures into shares of Common Stock and ii) an issuance of shares not resulting from any conversion of options and warrants, all of the terms, provisions and conditions of the Warrants shall remain in full force and effect. In consideration for the termination noted above, the Company shall issue 10 million restricted common stock of the Company to TMC.

The Termination Agreement is filed as Exhibit 10.2 hereto.

Item 3.02	Unregistered Sales of Equity Securities
See Item 1.02 above.
Item 9.01	Financial Statements And Exhibits
(c)	See table below

Exhibit	Description	Location
Exhibit 10.1	Termination of Securities Purchase Agreement	Provided here with

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2008	CHINA MEDIA GROUP CORPORATION

By: /s/ Con Unerkov
Name: Con Unerkov
Title: President

EXHIBIT INDEX

Exhibit	Description
Exhibit 10.1	Termination of Securities Purchase Agreement

Exhibit 10.1
CHINA MEDIA GROUP CORPORATION 1403 Wanchai Commercial Center 194-204 Johnston Road Wanchai, Hong Kong
July 31, 2008
Tailor-Made Capital Ltd. Museum Tower, 14th Floor 4 Berkowitz Street Tel Aviv, 61180 Israel Attention: Yonatan Malca
Re: Termination of Securities Purchase Agreement, dated December 12, 2006
Dear Mr. Malca:

This letter agreement (this "Agreement") confirms our understanding and acknowledgement that the Securities Purchase Agreement, as amended, dated December 12, 2006 by and among China Media Group Corporation (the "Company") and Tailor-Made Capital Ltd. (such purchaser, the "Purchaser" and such agreement, the "Purchase Agreement"), and the transactions contemplated thereunder, are hereby terminated, whereupon such Purchase Agreement shall become void and of no further force and effect (the "Termination"), except as provided herein, as a result of the mutual understanding and agreement of the Company and the Purchaser. The Common Stock Purchase Warrants (the "Warrants") issued by the Company to the Purchaser pursuant to the Purchase Agreement remain outstanding and, as such, the Company covenants and agrees to timely honor its exercise and other obligations under the Warrants and the Purchase Agreement, with respect to such Warrants, in accordance with their respective terms. Except for the warrant adjustment relating to i) a conversion of convertible debentures into shares of Common Stock and ii) an issuance of shares not resulting from any conversion of options and warrants all of the terms, provisions and conditions of the Warrants shall remain in full force and effect.

In consideration for the Termination, the Company shall issue to the Purchaser 10,000,000 shares of Common Stock (such shares, the "Shares"). On or prior to the execution of this Agreement, the Company shall deliver to the Holder, a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate evidencing the Shares, registered in the name of such Holder (such issuance date, the "Issuance Date"). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent, if required by the Company's transfer agent to effect the removal of the legend hereunder, promptly after the earlier of (a) the effective date of a registration statement covering all of the Shares in accordance with the following paragraph and (b) the date such shares are eligible for resale pursuant to Rule 144 (as defined in the Purchase Agreement).

If, at any time after the 6 month anniversary of the Issuance Date, there is not an effective registration statement covering all of the Shares and the Company shall determine to prepare and file with the Commission (as defined in the Purchase Agreement) a registration statement relating to an offering for its own account or the account of others under the Securities Act (as defined in the Purchase Agreement) of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company's stock option or other employee benefit plans, then the Company shall deliver to the Purchaser a written notice of such determination and, if within fifteen days after the date of the delivery of such notice, the Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of the Shares that the Purchaser requests to be registered; provided, however, that the Company shall not be required to register any Shares pursuant to this paragraph that are eligible for resale pursuant to Rule 144 promulgated by the Commission pursuant to the Securities Act or that are the subject of a then effective registration statement.

In connection with the issuance of the Shares, the Company hereby represents and warrants to the Purchaser, as of the date hereof, that it has the requisite corporate power and authority to enter into and to consummate the transaction contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals (as defined in the Purchase Agreement). This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. The Company hereby represents and warrants to the Purchaser as of the date hereof that it is a duly organized and validly existing corporation in good standing under the laws of the State of Texas. Immediately following the issuance of the Shares hereunder, there will be issued and outstanding 524,132,450 shares of Common Stock, all of which such issued and outstanding shares will be validly issued, fully paid and nonassessable. The Shares, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. Except as described in this Section or as set forth on the Disclosure Schedules to the Purchase Agreement or in the 10K and 10Q filings to the SEC , there are no issued or outstanding securities and no issued or outstanding options, warrants or other rights, or commitments or agreements of any kind, contingent or otherwise, to purchase or otherwise acquire shares of Common Stock or any issued or outstanding securities of any nature convertible into shares of Common Stock. There is no proxy or any other agreement, arrangement or understanding of any kind authorized, effective or outstanding which restricts, limits or otherwise affects the right to vote any shares of Common Stock. The Company hereby further represents and warrants to the Purchaser that the Company's representations and warranties listed in Section 3.1 of the Purchase Agreement are true and correct as of the date hereof.

This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the Purchase Agreement.

The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 31st day of July, 2008.
CHINA MEDIA GROUP CORPORATION By: /s/ Con Unerkov Name: Con Unerkov Title: President
Acknowledged:
TAILOR-MADE CAPITAL LTD.
By: /s/ Yanatan Malca Name: Yanatan Malca Title: Managing Director [Signed on August 3, 2008]	By: /s/ Ayner Stepak Name: Ayner Stepak Title: CEO